Exhibit 99.4


                        CERTIFICATE OF THE DESIGNATIONS,

                           OF SERIES B PREFERRED STOCK
                         OF JACOBS FINANCIAL GROUP, INC.

                                    DELAWARE
                                ---------------
                                THE FIRST STATE

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "JACOBS FINANCIAL GROUP, INC.", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER, A.D. 2005, AT 6:48 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




Seal                                   /s/Harriet Smith Windsor
                                       ------------------------
                                       Harriet Smith Windsor, Secretary of State

4056105  8100                          Authentication: 4404714
051054641                              Date: 12-27-05

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                  Delivered 6:46 p.m. 12/22/2005
                                                      Filed 6:48 p.m. 12/22/2005
                                                    SRV 051054641 - 4056105 File


                        CERTIFICATE OF THE DESIGNATIONS,
                         POWERS, PREFERENCES AND RIGHTS
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                          JACOBS FINANCIAL GROUP, INC.


                  JACOBS FINANCIAL GROUP, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY THAT:

                  Pursuant to authority conferred upon the Board of Directors (the "Board") by Article FOURTH of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the Delaware General Corporation Law, the Board adopted and approved the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series B Preferred Stock.

                  WHEREAS, the Certificate of Incorporation provides for two classes of capital stock, known as common stock, $0.0001 par value per share (the "Common Stock"), and preferred stock, $0.0001 par value per share (the "Preferred Stock");

                  WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof; and

                  WHEREAS, the Corporation is acquiring all of the outstanding stock of West Virginia Fire and Casualty Company, a licensed insurance company (the "Insurance Subsidiary") and intends to issue Preferred Stock to provide working capital to the Corporation and finance the Insurance Subsidiary's acquisition and operations.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series B Preferred Stock and fixes and determines the preferences, rights, qualifications, limitations and restrictions relating to the Series B Preferred Stock as follows:

         1. Designation. The shares of such series of Preferred Stock shall be designated "SERIES B PREFERRED STOCK" (referred to herein as the "Series B Stock"). The date on which the first share of Series B Stock is issued shall hereinafter be referred to as the "Original Issue Date".

         2. Authorized Number. The number of shares constituting the Series B Stock shall be 10,000.

         3. Ranking. The Series B Stock shall rank, as to dividends and upon Liquidation (as defined in Section 5(a) hereof), senior and prior to the Common Stock, and pari passu with the

Corporation's Series A Preferred Stock, as defined in the Certificate of Designations , Powers, Preferences and Rights of Series A Preferred Stock approved and adopted by the Board simultaneously herewith (the "SERIES A STOCK") and any other series of Preferred Stock subsequently established by the Board with equal ranking (together with the Series B Stock and Series A Stock, the "EQUAL RANKING PREFERRED"). All equity securities of the Corporation to which the Series B Stock ranks prior, with respect to dividends and upon Liquidation, including, without limitation, the Common Stock, are collectively referred to herein as "Junior Securities." The Corporation shall not create any class of stock ranking senior to the Series B Stock, without the affirmative vote of the holders of a majority of the shares of Series B Stock, voting separately as a class.

         4. Dividends.

         (a) Dividend Accrual and Payment. The holders of the Series B Stock shall be entitled to receive dividends ("DIVIDENDS") at the rate of 8% per annum (the "DIVIDEND RATE") of the sum of the Series B Face Amount (as defined in
Section 5(a)) and any accrued, but unpaid, dividends. Dividends shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 following the Original Issue Date, or, if any such date is a Saturday, Sunday or legal holiday, then on the next day which is not a Saturday, Sunday or legal holiday (each a "DIVIDEND PAYMENT DATE")"), as declared by the Board and, if not paid on the Dividend Payment Date, shall accrue. Amounts available for payment of Dividends shall be allocated and paid with respect to the shares of Series B
Preferred and any other Equal Ranking Preferred, FIRST, among the shares of Equal Ranking Preferred pro rata in accordance with the amounts of dividends accruing with respect to such shares at the current Dividend Payment Date, and, THEN, any additional amounts available for distribution in accordance with the accrued, but unpaid, dividends at each prior Dividend Payment Date, in reverse chronological order, with respect to all shares of the Equal Ranking Preferred then outstanding in accordance with amounts accrued, but unpaid.

         (b) Dividends on Fractional Shares. Each fractional share of Series B Stock outstanding shall be entitled to a ratably proportionate amount of all Dividends accruing with respect to each outstanding share of Series B Stock pursuant to Section 4(a) hereof, and all such Dividends with respect to such outstanding fractional shares shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to Dividends on each outstanding share of Series B Stock.

         5. Liquidation.

         (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "LIQUIDATION"), the holders of the shares of Series B Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $1,000 per share of Series B Stock, representing the face amount per share of the Series B Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series B Stock) (the "SERIES B FACE AMOUNT"), plus (ii) all accrued and unpaid Dividends on the Series B Stock to such date (together with the Series B Face Amount, the "SERIES B LIQUIDATION PREFERENCE"). If upon Liquidation, the assets to be distributed among the holders of Series B Stock and the holders of other Equal Ranking Preferred shall be insufficient to permit payment in full to the holders of Series B Stock of the Series B Liquidation Preference and to the holders of Equal Ranking Preferred of the liquidation preferences with respect thereto, then the entire assets of the Corporation shall be distributed ratably among such holders in proportion to the full respective liquidation preferences to which they are entitled.

         (b) Remaining Assets. Upon Liquidation, after the holders of Series B Stock and holders of other Equal Ranking Preferred shall have been paid in full their respective liquidation preferences, the remaining assets of the Corporation legally available for distribution shall be distributed among the holders of the Junior Securities then outstanding in accordance with their respective rights.

         (c) Fractional Shares. The Series B Liquidation Preference with respect to each outstanding fractional share of Series B Stock shall be equal to a ratably proportionate amount of the Series B Liquidation Preference with respect to each outstanding share of Series B Stock.

         (d) Mergers, Reorganizations, Etc. The holders of at least a majority of the then outstanding shares of Series B Stock may elect to deem the merger, reorganization or consolidation of the Corporation into or with another corporation or other similar transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of in exchange for property, rights or securities distributed to holders thereof by the acquiring person, firm or other entity, or the sale of all or substantially all the assets of the Corporation (the foregoing being referred to collectively as a "DEEMED LIQUIDATION"), as a Liquidation for purposes of this Section 5.

         6. Conversion. The rights of the holders of shares of the Series B Stock to convert such shares into shares of Common Stock of the Corporation (the "CONVERSION RIGHTS") upon written notice to the Corporation (the "CONVERSION NOTICE"), and the terms and conditions of such conversion, shall be as follows:

         (a) Right to Convert.

                  (i) Each share of Series B Stock shall be convertible, at the option of the holder thereof, at any time after the Original Issue Date and effective as the date of delivery of the Conversion Notice (the "EFFECTIVE DATE OF CONVERSION"), to the office of the Corporation or its transfer agent, into that number of the fully paid and nonassessable shares of Common Stock determined in accordance with the provisions of Section 6(b) below. In order to convert shares of the Series B Stock into shares of Common Stock, the holder thereof shall surrender the certificate or certificates for Series B Stock, duly endorsed, at the office of the Corporation or its transfer agent, together with the Conversion Notice stating that it elects to convert the same and setting forth the name or names it wishes the certificate or certificates for Common Stock to be issued, and the number of shares of Series B Stock being converted.

                  (ii) The Corporation shall, as soon as practicable following the Effective Date of Conversion and the surrender of the certificate or certificates evidencing shares of Series B Stock for conversion at the office of the Corporation or its transfer agent, issue to each holder of such shares, or its nominee or nominees, a certificate or certificates evidencing the number of shares of Common Stock to which it shall be entitled and, in the event that only a part of the shares evidenced by such certificate or certificates are converted, a certificate evidencing the number of shares of Series B Stock which are not converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the Effective Date of Conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such date and shall, with respect to such shares, have only those rights of a holder of Common Stock of the Corporation.

         (b) Conversion of the Series B Stock.

                  (i) Each share of Series B Stock shall be convertible in accordance with Section 6(b) into 1000 fully paid and nonassessable shares of Common Stock.

                  (ii) No fractional shares of Common Stock shall be issued upon conversion of the Series B Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Market Price on the date of conversion.

                  (iii) As used herein, "MARKET PRICE" for any day means, with respect to the shares of Common Stock, the volume weighted average price as reported by Bloomberg (or if such information is not available from Bloomberg, from another nationally recognized independent pricing source). If there is no publicly traded market for the shares of Common Stock, pricing information will be obtained directly from broker/dealers and active market makers such as banks and securities firms. In instances where there is no readily available pricing information, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Corporation.

         (c) Conversion Price. The conversion price per Common Share for the Series B Stock shall initially be $1.00 (the "CONVERSION PRICE") and shall be subject to adjustment from time to time as provided herein.

         (d) Adjustment for Stock Splits and Combinations. If outstanding shares of the Common Stock of the Corporation shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect to the Common Stock of the Corporation, the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination, be proportionately increased. Any adjustment to the Conversion Price under this Section 6(d) shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

         (e) Reorganizations, Mergers, Consolidations or Reclassifications. In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another Person (collectively referred to hereinafter as "REORGANIZATIONS"), the holders of the Series B Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to a Reorganization, upon conversion of the Series B Stock the kind and number of shares of Common Stock or other securities or property (including cash) of the Corporation, or other corporation resulting from such consolidation or surviving such merger to which a holder of the number of shares of the Common Stock of the Corporation which the Series B Stock entitled the holder thereof to convert to immediately prior to such Reorganization would have been entitled to receive with respect to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Stock, to the end that the provisions set forth herein (including the specified changes and other adjustments to the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities or property thereafter receivable upon conversion of the Series B Stock. The provisions of this Section 6(e) shall similarly apply to successive Reorganizations.

         (f) Sale of Additional Shares.

                  (i) If at any time or from time to time the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined), or is deemed by the express provisions of this subsection (f) to issue or sell Additional Shares of Common Stock, other than as a subdivision or combination of shares of Common Stock as provided in Section 6(d) above, for a consideration per share less than the then existing Conversion Price, then the existing Conversion Price shall be reduced, as of the opening of business on the date of such issuance or sale, to a price determined by dividing (A) an amount equal to the sum of (1) the applicable Conversion Price immediately prior to such issuance or sale multiplied by the number of shares of Common Stock deemed outstanding at the close of business on the day before the date of such issuance or sale, plus (2) the aggregate consideration, if any, received or to be received by the Corporation upon such issuance or sale, by (B) an amount equal to the sum of (1) the number of shares of Common Stock deemed outstanding immediately prior to such issuance or sale, plus (2) the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (i) the number of shares of Common Stock actually outstanding, and (ii) the number of shares of Common Stock into which the then outstanding shares of Series B Stock could be converted if fully converted on the day immediately preceding the given date.

                  (ii) For the purpose of making any adjustment in the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series B Stock, as provided above, the following provisions shall be applicable:

                  (1) In case of the issuance of Common Stock for consideration in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor, plus the value of any property other than cash received by the Corporation as determined in accordance with clause (2) below.

                  (2) In case of the issuance of Common Stock for consideration in whole or in part in property or consideration other than cash, the value of such property or consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board.

                  (3) In case of the issuance of (x) options, warrants, or other rights to acquire or to purchase or to subscribe for Common Stock (whether or not at the time exercisable), (y) securities convertible into or exchangeable for Common Stock or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities (whether or not at the time so convertible or exchangeable): (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants, or other rights to acquire or to purchase, or to subscribe for Common Stock (whether or not at the time exercisable) shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (A) and (B) above), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the purchase price provided in such options, warrants or rights for the shares of Common Stock covered thereby; (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase, or to subscribe for, such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options, warrants or rights (determined in the manner provided in clauses (A) and (B) above); and (3) on the expiration of any warrant, right or option or on the termination of any right to convert or exchange any convertible or exchangeable securities, (whether or not at the time so convertible or exchangeable): the Conversion Price then in effect shall thereupon be readjusted to the Conversion Price as would have been in effect had the adjustment made upon the granting or issuance of such warrants, rights or options or convertible or exchangeable securities (whether or not at the time so convertible or exchangeable) been made upon the basis of the issuance or sale of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights or upon the conversion or exchange of such convertible or exchangeable securities. No readjustment pursuant to clause (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date or (y) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         (g) Additional Shares of Common Stock. "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued or deemed to be issued or issuable by the Corporation, whether or not subsequently reacquired or retired by the Corporation, OTHER THAN (i) shares of Common Stock issued upon the conversion of the Series B Stock, (ii) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the

Corporation, (iii) shares of Common Stock issuable upon exercise of the Warrants (as defined below), (iv) shares of Common Stock issuable upon the exercise of stock options or other awards made or denominated in shares of Common Stock under the Corporation's 2005 Stock Incentive Plan or any of the Company's other stock plans including any stock option, stock purchase, restricted stock or similar plan hereafter adopted by the Board and approved by the stockholders of the Company, and (v) shares of Common Stock issued pursuant to an acquisition of a business (including, without limitation, by way of an acquisition of capital stock) or the assets of a business (which assets do not consist primarily of cash or cash equivalents) approved by the Board. "Warrants" shall mean the warrants to be issued to holders of Series A Stock and Series B Stock as part of the financing associated with the acquisition of the Insurance Subsidiary.

         (h) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price or the number of shares of Common Stock or other securities issuable upon conversion of the Series B Stock, the Corporation, at its expense, shall cause the Chief Financial Officer of the Corporation to compute such adjustment or readjustment in accordance with this Certificate of Designations and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first-class mail, postage prepaid, to each registered holder of the Series B Stock at the holder's address as shown on the Corporation's stock transfer books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold,
(ii) the  Conversion  Price at the time in effect  for the  Series B Stock,  and
(iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series B Stock.

         (i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect a conversion of all outstanding shares of the Series B Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Stock, the Corporation shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         (j) No Impairment. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith use its best efforts, and assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series B Stock against dilution or other impairment.

         (k) Minimum Adjustment. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the

Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

         (l) Certain Adjustments. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the Conversion Price pursuant to Section 6(f)(ii)(3).

         7. Redemption.

         (a) Conditional Redemption. To the extent that shares of Series B Stock have not been redeemed by the Corporation pursuant to Section 7(b) or converted to Common Stock pursuant to Section 6, commencing with the fifth anniversary of the Original Issue Date, each holder of Series B Stock shall have the right to cause the Corporation to redeem any or all of such holder's then outstanding Series B Stock at a price per share equal to the Series B Face Amount plus an amount equal to all accrued and unpaid dividends on the share of Series B Stock to be so redeemed (the "REDEMPTION PRICE"). This right of redemption shall be exercised in accordance with and shall be subject to the provisions of Section 7(c).

         (b) Optional Redemption. At any time after the first anniversary of the Original Issue Date, the Corporation may redeem all or any portion of the Series B Stock at the Redemption Price, in accordance with and subject to the provisions of Section 7(c).

         (c) Redemption Procedure.

                  (i) In the case of a redemption pursuant to Section 7(a), the holder of Series B Stock to be redeemed shall give the Corporation at least 60 days' prior written notice of redemption, and in the case of a redemption pursuant to Section 7(b), the Corporation shall give the holder(s) at least 20 days' (or such shorter period as any holder of Series B Stock may accept) written notice of redemption (either such notice, the "Redemption Notice"). The Redemption Notice shall be given by facsimile or first class mail, postage prepaid, in the case of redemption pursuant to Section 7(a), to the Corporation at the address of its principal office, attn: President, or in the case of redemption pursuant to Section 7(b), to the holder(s) of record on the record date fixed for such redemption of Series B Stock at such holder's facsimile number or address as it appears on the stock books of the Corporation; provided, that, no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series B Stock to be redeemed except as to the holder or holders to whom the Corporation has failed to give said notice or to whom such notice was defective. Either in, or upon receipt of the Redemption Notice, the Corporation shall notify the holder of a date within 30 days following the date of the Redemption Notice that it shall effect the redemption (the "REDEMPTION DATE"). At any time prior to the Redemption Date, the holder of Series B Stock may give a Conversion Notice whereupon the redemption of the Series B stock shall be suspended and the rights of the holder shall be determined in accordance with Section 6.

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

                  (ii) On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price with a bank or trust corporation that is an FDIC insured institution as a trust fund for the benefit of the holders of the shares of Series B Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the allocable portion of the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series B Stock to be redeemed. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series B Stock as holders of Series B Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series B Stock redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  (iii) Within ten (10) days prior to the Redemption Date, the Board shall make a good faith determination regarding (A) whether the funds of the Corporation legally available for redemption of shares of Series B Stock are sufficient to redeem the total number of shares of Series B Stock to be redeemed on such date and (B) whether the amounts otherwise legally available for redemption would, if used to effect the redemption, not result in an impairment of the operations of the Insurance Subsidiary. If the Board determines that there is a sufficiency of legally available funds to accomplish the redemption and that the use of such funds to effect the redemption will not result in an impairment of the operations of the Insurance Subsidiary, then the redemption shall occur on the Redemption Date. If, however, the Board determines either that there are not sufficient funds legally available to accomplish the redemption or that the use of such funds to effect the redemption will result in an impairment of the operations of the Insurance Subsidiary, then (X) the Corporation shall notify the holders of shares that would otherwise have been redeemed of such fact and the consequences as provided in this paragraph, (Y) the Corporation will use those funds which are legally available therefor and which would not result in an impairment of the operations of the Insurance Subsidiary to redeem the maximum possible number of shares of Series B Stock for which Redemption Notices have been received ratably among the holders of such shares to be redeemed based upon their holdings of such shares, and (Z) thereafter, until such shares are redeemed in full, the dividends accruing and payable on such shares of Series B Stock to be redeemed shall be increased by 2% of the Series B Face Amount, with the amount of such increase (i.e., 2% of the Series B Face Amount) to be satisfied by distributions on each Dividend Payment Date of shares of Common Stock having a value (determined by reference to the average closing price of such Common Stock over the preceding 20 trading days) equal to the amount of such increase. The shares of Series B Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Stock and such redemption will not result in an impairment of operations of the Insurance Subsidiary, such funds will immediately be used to redeem the balance of the shares of Series B Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any shares of, the Common Stock or any other class or series of Junior Securities or Equal Ranking Preferred of the Corporation unless the Redemption Price per share of all shares for which Redemption Notices have been given shall have been paid in full, provided that the redemption price of any Equal Ranking Preferred subject of redemption shall be paid on a pari passu basis with the Redemption Price of the Series B Stock subject of redemption in accordance herewith. Until the Redemption Price for each share of Series B Stock elected to be redeemed shall have been paid in full, such

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

share of Series B Stock shall remain outstanding for all purposes and entitle the holder thereof to all the rights and privileges provided herein, and Dividends shall continue to accrue and, if unpaid prior to the date such shares are redeemed, shall be included as part of the Redemption Price.

         8. Voting Rights.

         (a) Except as required by law, the Series B Stock shall have no voting rights except the right to vote on the approval of certain matters set forth in
Section 8(b).

         (b) So long as any shares of Series B Stock remain outstanding, the Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Stock, (i) amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation or By-laws of the Corporation or any provisions thereof (including the adoption of a new provision thereof), (ii) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends or distribution of assets upon Liquidation prior to or on a parity with the Series B Stock. The vote of the holders of at least two-thirds of the outstanding shares of Series B Stock, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Certificate of Designations setting forth a copy of this Resolution, in addition to any other vote of stockholders required by law.

         9. Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities (including the Series B Stock) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution , or (ii) any Liquidation or Deemed Liquidation, or any action or transaction of the type or types requiring an adjustment to the Conversion Price or the number or character of the shares of Series B Stock as set forth herein or the exchange or conversion of the Common Stock into other property, the Corporation shall mail to each holder of Series B Stock at least twenty (20) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Liquidation, Deemed Liquidation or other action or transaction is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such transaction or other action. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind, or class of shares or other securities or property which shall be deliverable upon the occurrence of such action or transaction or that would be deliverable upon the conversion of Series B Stock.

         10. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

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

         11. No Reissuance of Series B Stock. No share or shares of Series B Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series B Stock shall be canceled, retired and eliminated from the shares of Series B Stock which the Corporation shall be authorized to issue. Any such shares of Series B Stock acquired by the Corporation shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series B Stock.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 22nd day of December, 2005.

                                 JACOBS FINANCIAL GROUP, INC.



                                 By: /s/John M. Jacobs
                                 ----------------------------
                                 Name:      John M. Jacobs
                                 Title:     President

















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